UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2021

Date of Report (Date of earliest event reported)

ETON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38738	37-1858472
(State of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification Number)

21925 W. Field Parkway, Suite 235

Deer Park, Illinois 60010-7208

(Address of principal executive offices) (Zip code)

(847) 787-7361

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETON	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 17, 2021, Mark L. Baum resigned as a director of Eton Pharmaceuticals, Inc. (the “Company”). There was no disagreement with the Company relating to the Company’s operations, policies or practices. Also on March 17, 2021, pursuant to authority contained in the Company’s Bylaws, the board of directors of the Company (the “Board”) appointed Jenn Adams to fill the vacancy created by Mr. Baum’s resignation. Ms. Adams will be deemed to be a Class II director and will hold office until the 2023 Annual Meeting of Stockholders.

Ms. Adams is Chief Executive Officer of August Bioservices LLC which provides research, pharmaceutical development and manufacturing services in the pharmaceutical and biotechnology space, a position she has held since 2020. Prior to her involvement with August Bioservices, she was SVP & President of AmerisourceBergen’s Clinical Product Solutions Business Unit. Amerisource Bergen is a United States-based pharmaceutical wholesale distributor. From 2015-2017, Ms. Adams was President of PharMEDium Services LLC, a pharmacy compounding company owned by AmerisourceBergen. Ms. Adams spent her early career at Baxter Healthcare, serving in leadership roles in the Medication Delivery and Fenwal businesses. Since 2019, Ms. Adams has also served as Executive in residence/Senior Advisor to Oak HC/FT, a venture growth-equity fund investing in healthcare information and services.

Ms. Adams serves on the nonprofit Board of LifeScience Tennessee and holds an MBA from the Northwestern University’s J.L. Kellogg Graduate School of Management.

Item 8.01 Other Events.

On March 17, 2021, the Company issued a press release announcing the appointment of Jenn Adams to the Board and the resignation of Mark L. Baum as a director.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release dated March 17, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2021	By:	/s/ W. Wilson Troutman
W. Wilson Troutman
Chief Financial Officer and Secretary
(Principal Financial Officer)

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